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[KDV LETTERHEAD]

                                       March 18, 1994




                     CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the registration statement of Merrill Corporation on Form S-8 of our report dated January 28, 1993, on our audit of the financial statements of May Printing Company as of December 31, 1992, and for the year ended December 31, 1992, which report is included on Form 8-K/A.



                                         /s/ Kern, DeWenter, Viere, Ltd.
                                       -----------------------------------
                                             Kern, DeWenter, Viere, Ltd.